                                    CURTIS FORSE
                            CERTIFIED PUBLIC ACCOUNTANT






INDEPENDENT AUDITORS CONSENT




     I consent to the use in this Registration Statement of TrueTraks, Incorporated on Form SB-2 of my report dated September 29, 1997, appearing in the Prospectus, which is part of this Registration Statement.







     /s/ Curtis Forse
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Curtis Forse  CPA
September 29, 1997







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